UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

E-WASTE CORP.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-180251 (Commission File Number)	45-4390042 (I.R.S. Employer Identification No.)

610 Jones Ferry Road, Suite 207 Carrboro, NC (Address of principal executive offices)	27510 (Zip Code)

Registrant’s telephone number, including area code: (919) 933-2720

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 25, 2021, E-Waste Corp., a Florida corporation (the “Company”), entered into a binding letter of intent (the “LOI”) with EZRaider Global, Inc., a privately held Nevada company (“EZ Global”), and EZ Raider, LLC, a Washington limited liability company (“EZ Raider”) that contemplates the consummation of the reverse merger, the acquisition of EZ Raider and the rights to acquire DS Raider, Ltd., an Israeli company (“DS Israel”) by EZ Global and related transactions.

Pursuant to the LOI, the Company will enter into a reverse triangular merger transaction (the "Reverse Merger") with EZ Global and the Company’s acquisition subsidiary and, subject to the execution of the definitive agreements by the parties and satisfaction of the conditions set forth in said agreements, at the closing of the Reverse Merger, all of the outstanding shares of capital stock of EZ Global will be transferred to the Company in exchange for the issuance of shares of common stock of the Company to the shareholders of EZ Global, and EZ Global will become a wholly-owned subsidiary of the Company.

The LOI also provides that, in connection with the contemplated closing of the Reverse Merger, EZ Global will acquire EZ Raider and the rights to acquire DS Raider and will conduct a bridge financing (the “Bridge Financing”) of up to $3,000,000 in principal amount of its 10% secured convertible notes (the “Bridge Notes”) to a limited number of sophisticated investors pursuant to Regulation D and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) and all applicable state securities laws. It is contemplated that the closing of the Reverse Merger and the Bridge Financing will each be a condition precedent to the other and will occur simultaneously.

The parties agreed that the proceeds of the Bridge Financing (the “Bridge Proceeds”) shall be used for the purpose of acquiring DS Israel by EZ Global, pursuant to the terms and conditions of a separate definitive agreement (the “DS Acquisition”), to occur following the closing of the Merger. The parties also agreed that the Bridge Notes will be secured by a perfected first priority security interest on (a) all the assets of the Bridge Proceeds and (b) a pledge of all shares of stock of EZ Global and EZ Raider, held by Moshe Azarzar, the principal of each of EZ Global and EZ Raider (the "Security Interests"), to ensure the return of the Bridge Proceeds in the event the DS Acquisition is not completed upon the terms and conditions agreed to by the parties.

The LOI further provides that following the closing of the Reverse Merger, the Company will conduct a private placement offering (the “PPO”) of up to 10,000,000 units of its securities; each unit comprising of one (1) share of the Company’s common stock and a warrant to purchase one (1) share of the Company’s common stock, on the terms of, and subject to the conditions in the definitive subscription documents to be executed by and among the Company and the purchasers in the PPO. If the closing of the PPO and DS Acquisition occur before six months from the date of the issuance of the Bridge Notes, on the date of such closing, the principal amount of the Bridge Notes, together with the accrued interest therein, shall be automatically converted into the Units of the PPO.

In connection with the transactions contemplated by the LOI, EZ Global has entered into a purchase agreement with GEM Global Yield Fund LLC SCS ("GEM"), pursuant to which GEM will purchase up to $50,000,000 of the issued and outstanding shares of EZ Global in the form of a series of private placements to be specified by EZ Global.

On May 25, 2021, the parties also entered into a side letter-agreement (the “Side Letter”) that memorialized the understanding between EZ Global and the Company. Pursuant to the Side Letter, the Company wired $2,000,000 to EZ Global to enable EZ Global, among other things: (a) to commence an audit of EZ Global and EZ Raider; (b) to renegotiate the closing date for the DS Acquisition and (c) to fulfill its obligations under the definitive purchase agreement with DS Raider for such acquisition. The Side Letter also confirmed the agreement of the parties with respect to the Bridge Proceeds, specifically that such Bridge Proceeds will be secured by the Securities Interests.

The consummation of the transactions contemplated by the LOI and the Side Letter are contingent upon the parties entering into definitive agreements and satisfaction of the closing conditions set forth in these agreements and other conditions, including, but not limited to, satisfactory completion by the Company and EZ Global of all necessary technical and legal due diligence, and the completion of audited financial statements of EZ Global.

The foregoing descriptions of the LOI and the Side Letter do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are included in this Report:

Exhibit No.	Description

10.1	Letter of Intent, dated as of May 25, 2021, by and among the Company, EZ Global and EZ Raider

10.2	Side Letter-Agreement, dated as of May 25, 2021, by and among the Company, EZ Global and EZ Raider

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2021

	By:	/s/ Elliot Mermel
	Name:	Elliot Mermel
	Title:	President